Business Combination	12 Months Ended
Dec. 31, 2021
Disclosure of Business Combination [Abstract]
BUSINESS COMBINATION

NOTE 4: BUSINESS COMBINATION

On November 9, 2021, the Company acquired a cryptocurrency mining facility in Washington state through its wholly owned subsidiary, Backbone Mining Solutions LLC, comprising land, buildings, 17 megawatts of electrical infrastructure, power purchase agreements totaling 12 megawatts and in process power purchase agreement applications totaling 12 megawatts with a local hydro-electric utility producer. The consideration transferred was $26,676, including $23,000 of cash consideration and 414,508 Common shares with a value of $3,676 on the closing date. The seller entered into a consulting agreement with the Company in the amount of $2,000 for services relating to the operation of the facility. The Company also entered into a one-year lease agreement with the seller for a 5 megawatt cryptocurrency mining facility with monthly payments of $110.

The primary reason for the acquisition was to expand the Company’s energy portfolio with existing infrastructure to accommodate the Company’s expected delivery schedule of mining equipment.

The following are the fair values of the identifiable assets of the date of the acquisition:

November 9,
2021
Consideration transferred
Cash paid at closing	$23,000
Value of 414,508 common shares transferred at closing	3,676
Fair value of total consideration transferred	$26,676

Recognized amounts of identifiable assets acquired
Electrical components	$7,081
Buildings	755
Land	85
Intangible assets - favorable lease	1,800
Total identifiable assets acquired	$9,721

Goodwill	$16,955

Goodwill consists mainly of the benefit the Company expects to receive from acquiring a turnkey facility with active power purchase agreements compared to the timeline and process the Company would undertake to procure new power purchase agreements, the materials and equipment required to build a facility and complete the construction process. The entire amount of goodwill is expected to be deductible for tax purposes.

From November 9, 2021 to December 31, 2021, the Company generated $7,690 of revenues mainly from using the S19j pros installed at the facility. Prior to the acquisition, the Company incurred hosting fees of $3,907.

The purchase price allocation for acquisitions reflects fair value estimates which are subject to change within the measurement period. The primary areas of purchase price allocation that are subject to change relate to the fair values of certain tangible assets, based on their condition, and residual goodwill. Measurement period adjustments that the Company determines to be material will be applied retrospectively to the period of acquisition in the Company’s consolidated financial statements and, depending on the nature of the adjustments, other periods subsequent to the period of acquisition could also be affected. The Company expects to finalize the accounting for the acquisition in its interim condensed consolidated financial statements as at and for the three months ending March 31, 2022.